                                                                                                     Exhibit 24
                                               EDISON INTERNATIONAL
                                                 POWER OF ATTORNEY

         The undersigned Edison International, a California corporation, and certain of its officers and/or directors, pursuant to the resolution entitled "2000 Equity Plan Adoption and Equity Compensation Plan
Amendment" adopted May 18, 2000, by Edison International's Board of Directors (the "Resolution") approving the Edison International 2000 Equity Plan (the "Plan"), without in any way limiting the authority conferred in the Resolution, do each hereby constitute and appoint John E. Bryson, Bryant C. Danner, Theodore F.
Craver, Jr., Thomas M. Noonan, Beverly P. Ryder, Kenneth S. Stewart, Paul Alcala, James R. Berg, Mary C.
Simpson, Paige W. R. White, Timothy W. Rogers, Rayna M. Morrison, Bonita J. Smith, Peggy A. Stern, Douglas G.
Green, and Polly L. Gault, and/or any one of them, to act severally as attorney-in-fact, for and in their respective names, places and steads, to execute, sign, file or cause to be filed, at one time or from time to time, one or more Registration Statements on Form S-8 or other appropriate form and any and all exhibits, amendments and/or supplements thereto to be filed with the Securities and Exchange Commission under the
Securities Act of 1933, as amended, for the purpose of registering not to exceed the aggregate maximum number of shares of Common Stock of said corporation authorized to be offered or awarded pursuant to the Plan.

         This Power of Attorney grants unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever necessary, appropriate or convenient as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

         Executed at Rosemead, California, as of this 18th day of May 2000.

                                                     EDISON INTERNATIONAL

                                                     By:      John E. Bryson
                                                              -----------------------------------------
                                                              John E. Bryson
                                                              Chairman of the Board, President
                                                              and Chief Executive Officer
(Seal)

Attest:

Beverly P. Ryder
----------------------------------------
Beverly P. Ryder
Secretary

                                               EDISON INTERNATIONAL
                                                 2000 EQUITY PLAN
                                                 POWER OF ATTORNEY

Principal Executive Officer and Director:

           John E. Bryson
           ---------------------------------------                Chairman of the Board, President, Chief
           John E. Bryson                                         Executive Officer and Director

Principal Financial Officer:

           Theodore F. Craver, Jr.                                Senior Vice President, Chief Financial Officer
           ----------------------------------------               and Treasurer
           Theodore F. Craver, Jr.

Controller and Principal Accounting Officer:

           Thomas M. Noonan                                       Vice President and Controller
           ----------------------------------------
           Thomas M. Noonan

Additional Directors:

           Warren Christopher                                     Director
           -----------------------------------------
           Warren Christopher

           Stephen E. Frank                                       Director
           -----------------------------------------
           Stephen E. Frank

           Joan C. Hanley                                         Director
           -----------------------------------------
           Joan C. Hanley

           Carl F. Huntsinger                                     Director
           -----------------------------------------
           Carl F. Huntsinger

           Charles D. Miller                                      Director
           -----------------------------------------
           Charles D. Miller

           Luis G. Nogales                                        Director
           -----------------------------------------
           Luis G. Nogales

           Ronald L. Olson                                        Director
           -----------------------------------------
           Ronald L. Olson

           James M. Rosser                                        Director
           -----------------------------------------
           James M. Rosser

           Robert H. Smith                                        Director
           ----------------------------------------
           Robert H. Smith

           Thomas C. Sutton                                       Director
           ---------------------------------------
           Thomas C. Sutton

           Daniel M. Tellep                                       Director
           ---------------------------------------
           Daniel M. Tellep

           Edward Zapanta                                         Director
           ---------------------------------------
           Edward Zapanta